UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	March 5, 2026

ESCALADE, INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Indiana
(State or Other Jurisdiction of Incorporation)

0-6966	13-2739290
(Commission File Number)	(IRS Employer Identification No.)

817 Maxwell Avenue, Evansville, Indiana	47711
(Address of Principal Executive Offices)	(Zip Code)

(812) 467-1334
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which registered
Common Stock, No Par Value	ESCA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                            ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                     ☐

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 5, 2026, the Board of Directors of Escalade, Incorporated (“Escalade” or the “Company) appointed Patrick J. Griffin, as the Company’s full-time Chief Executive Officer and President.

Mr. Griffin, age 56, has served as the Company’s interim Chief Executive Officer and President since October 29, 2025. Previously, Mr. Griffin served as the Company’s Vice President, Corporate Development and Investor Relations and has been a Director since August 2012. Prior to that, Mr. Griffin served as President of Martin Yale Group, a former subsidiary of Escalade. Mr. Griffin has held various other roles at Escalade since 2002.

There are no arrangements or understandings pursuant to which Mr. Griffin was selected for this position and Mr. Griffin has no family relationship with any other executive officer or Director of Escalade. Mr. Griffin also has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

There were no changes to Mr. Griffin’s compensation as described in his previously disclosed offer letter entered into on November 10, 2025, by the Company and Mr. Griffin.

Additional information regarding Mr. Griffin is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and its definitive proxy statement filed with the Securities and Exchange Commission on March 28, 2025.

Item 9.01 Financial Statements and Exhibits

(d)         Exhibits

Exhibit	Description

10.1
Offer Letter, dated November 10, 2025, by and between Patrick J. Griffin and Escalade, Incorporated. Incorporated by reference from Exhibit 10.1 to the Company’s Current Report on Form 8-K/A filed on November 12, 2025.

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

* Previously filed with the original filing of this Current Report on Form 8-K on October 30, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Escalade, Incorporated has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2026	ESCALADE, INCORPORATED

	By:	/s/ STEPHEN R. WAWRIN
Stephen R. Wawrin, Vice President and Chief Financial Officer